Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Ronald L. Dissinger
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Maribeth A. Dangel
Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Benjamin S. Carson Sr.
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ John T. Dillon
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Gordon Gund
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ James M. Jenness
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Dorothy A. Johnson
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Donald R. Knauss
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 12th day of June, 2012.

/s/ Ann McLaughlin Korologos
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Rogelio M. Rebolledo
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ Sterling K. Speirn
Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, That the person whose signature appears below constitutes and appoints Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, with full power to act alone, to sign the Registration Statement on Form S-3 of Kellogg Company relating to the Kellogg Company Direct Stock Purchase and Dividend Reinvestment Plan to be filed with the Securities and Exchange Commission and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on this 8th day of June, 2012.

/s/ John L. Zabriskie
Director

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